Class	A	I	Y
Ticker	DHPAX	DHPIX	DHPYX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Diamond Hill Funds' ("Fund") shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank, or from the Diamond Hill Funds, if you invest directly with the Fund.  Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the Fund, by calling 888-226-5595.

You may elect to receive all future reports in paper free of charge.  If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.  If you invest directly in a Diamond Hill Fund, you can call 888-226-5595 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account, if you invest through your financial intermediary, or all Diamond Hill Funds, if you invest directly with the Fund.

Before you invest, you may want to review the fund’s Prospectus, which contains information about the fund and its risks. The fund’s Prospectus and Statement of Additional Information, both dated February 28, 2019, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the fund’s Prospectus and other information about the fund, go to http://www.diamond-hill.com/documents/mutual-funds/, email a request to info@diamond-hill.com, call 888-226-5595, or ask any financial advisor, bank, or broker-dealer who offers shares of the fund.
Investment Objective
The investment objective of the Diamond Hill Mid Cap Fund is to provide long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Diamond Hill Funds. More information about these and other discounts is available from your financial professional and in the Sales Charges section on page 56 of the fund’s prospectus and the Shares of the Funds section on page 45 of the fund’s statement of additional information. You may be required to pay a commission to a broker in connection with purchasing Class I shares of the fund.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class I	Class Y
Maximum Sales Charge (load) Imposed on Purchases as a % of offering price	5.00%	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class I	Class Y
Management fees	0.60%	0.60%	0.60%
Distribution (12b-1) fees	0.25%	None	None
Other expenses	0.21%	0.17%	0.05%
Acquired fund fees and expenses	0.02%	0.02%	0.02%
Total annual fund operating expenses	1.08%	0.79%	0.67%
Fee waivers[1]	(0.01%)	(0.01%)	(0.01%)
Total annual fund operating expenses after fee waivers	1.07%	0.78%	0.66%
1 The fund may invest in another Diamond Hill Fund. The fund's adviser has contractually agreed to permanently waive a portion of its management fee in the pro rata amount of the management fee charged by the underlying Diamond Hill Funds. This agreement can only be terminated by the fund's Board of Trustees.

EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated. It also shows costs if you sold your shares at the end of the period or continued to hold them. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$604	$825	$1,065	$1,750
Class I	80	251	438	977
Class Y	67	213	372	834

PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategy
The fund, under normal market conditions, invests at least 80% of its net assets in U.S. equity securities with medium market capitalizations that Diamond Hill Capital Management, Inc. (“the Adviser”) believes are undervalued. Equity securities consist of common and preferred stocks. Mid cap companies are defined as companies with market capitalizations at the time of purchase between $1.5 billion and $20 billion or in the range of

DIAMOND HILL FUNDS | SUMMARY PROSPECTUS | FEBRUARY 28, 2019| DIAMOND-HILL.COM

Mid Cap Fund Summary	February 28, 2019

those market capitalizations of companies included in the Russell Midcap Index at the time of purchase. The capitalization range of the Russell Midcap Index is between $561.5 million and $39.5 billion as of January 31, 2019. The size of the companies included in the Russell Midcap Index will change with market conditions.
The Adviser focuses on estimating a company’s value independent of its current stock price. To estimate a company’s value, the Adviser concentrates on the fundamental economic drivers of the business. The primary focus is on “bottom-up” analysis, which takes into consideration earnings, revenue growth, operating margins and other economic factors. The Adviser also considers the level of industry competition, regulatory factors, the threat of technological obsolescence, and a variety of other industry factors. If the Adviser’s estimate of a company’s value differs sufficiently from the current market price, the company may be an attractive investment opportunity. In constructing a portfolio of securities, the Adviser is not constrained by the sector or industry weights in the benchmark. The Adviser relies on individual stock selection and discipline in the investment process to add value. The highest portfolio security weights are assigned to companies where the Adviser has the highest level of conviction.
Once a stock is selected, the Adviser continues to monitor the company’s strategies, financial performance and competitive environment. The Adviser may sell a security as it reaches the Adviser’s estimate of the company’s value; if it believes that the company’s earnings, revenue growth, operating margin or other economic factors are deteriorating or if it identifies a stock that it believes offers a better investment opportunity.
Main Risks
All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the fund. Below are the main risks of investing in the fund.
Equity Market Risk  Overall stock market risks may affect the value of the fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the fund’s investments goes down, your investment in the fund decreases in value.
Management Risk  The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the fund invests may prove to be incorrect and there is no guarantee that individual companies will perform as anticipated. The value of an individual company can be more volatile than the market as a whole, and the Adviser’s intrinsic value-oriented approach may fail to produce the intended results.
Small Cap and Mid Cap Company Risk  Investments in small cap and mid cap companies may be riskier than investments in larger, more established companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, small cap and mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.
Performance
The following bar chart and table show two aspects of the fund: volatility and performance. The bar chart shows the volatility — or variability — of the fund’s annual total returns over time, and shows that fund performance can change from year to year. The table shows the fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the fund. Of course, the fund’s past performance is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.diamond-hill.com or by calling 888-226-5595.

Best Quarter:	4Q'16, +7.55%
Worst Quarter:	4Q'18, -13.53%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/18
The average annual total returns for the fund’s Class A shares below are reduced to reflect the maximum applicable sales charges for each class of shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are shown for Class I shares only and will vary from the after-tax returns for the other share classes.

DIAMOND HILL FUNDS | SUMMARY PROSPECTUS | FEBRUARY 28, 2019| DIAMOND-HILL.COM

Mid Cap Fund Summary	February 28, 2019

	Inception Date of Class	One Year	Since Inception
Class I Before Taxes	12/31/13	(10.31)%	5.01%
After Taxes on Distributions		(10.95)	4.67
After Taxes on Distributions and Sale of Fund Shares		(5.62)	3.91
Class A Before Taxes	12/31/13	(15.04)	3.64
Class Y Before Taxes	12/31/13	(10.17)	5.13
Russell Midcap Index		(9.06)	6.26
The Russell Midcap Index is a market-capitalization weighted index measuring performance of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index measures performance of the largest 1000 companies in the Russell 3000 Index. The Russell 3000 Index is a market-capitalization weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization.
You cannot invest directly in an index. Unlike mutual funds, an index does not incur expenses. If expenses were deducted, the actual returns of an index would be lower.
Portfolio Management
Investment Adviser
Diamond Hill Capital Management, Inc.
Portfolio Managers
Christopher Welch
Portfolio Manager
Since 12/2013
Christopher Bingaman
Assistant Portfolio Manager
since 12/2013
Jeannette Hubbard
Assistant Portfolio Manager
since 12/2013
Buying and Selling Fund Shares
Minimum Initial Investment
Class A and I:  $2,500
Class Y:  $500,000

To Place Orders	Mail: Diamond Hill Mid Cap Fund P.O. Box 46707 Cincinnati, OH 45246 Phone: 888-226-5595

Transaction Policies
In general, you can buy or sell (redeem) shares of the fund by mail or phone on any business day. You can generally pay for shares by check or wire. You may be charged wire fees or other transaction fees; ask your financial professional. When selling shares, you will receive a check, unless you request a wire. You may also buy and sell shares through a financial professional.
Dividends, Capital Gains and Taxes
The fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, you may be subject to tax when you withdraw monies from a tax-advantaged plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

DIAMOND HILL FUNDS | SUMMARY PROSPECTUS | FEBRUARY 28, 2019| DIAMOND-HILL.COM

SUM-MC-022819

DIAMOND HILL FUNDS | SUMMARY PROSPECTUS | FEBRUARY 28, 2019| DIAMOND-HILL.COM